Academy Value Fund
                                  Annual Report

                                 August 31, 1998

September 21, 1998



To our shareholders:

Our fiscal year 1998 (September 1, 1997 to August 31, 1998) has been turbulent for investors. The turmoil that began in the Asian markets last fall eventually spread to Russia and many Latin American countries. This led to the uncertainty in the global financial markets, affecting U.S. markets as well. We believe that the fundamental impact of these events is deflationary, leading to erosion of profits and increased competition.

The impact on our portfolio was significant. While economic downturns are typically weathered well by our style of investing, this downturn has not been accompanied by the Federal Reserve's easing of monetary policy in light of over capacity worldwide. Given the tight monetary environment, large, growth-oriented companies have been more successful at maintaining earnings.

We made two tactical steps in view of these conditions. First, we have increased our cash position from 5% earlier in the year to over 30%. The short-term overweight in cash provides us with a safe haven against some of the deterioration of value in the equity markets. We also believe that we may see some continued downward pressure on equity prices of excellent companies. If our beliefs are correct, the higher cash position will allow us to take advantage of outstanding investment opportunities.

Second, we have eliminated holdings in companies whose primary leadership is foreign. By "leadership" we mean the culture, management style, and primary financial reporting. While we will continue to purchase and own shares in companies that do business overseas, the leadership will be domestic.

We appreciate the stewardship responsibilities you have entrusted to us.

Sincerely,


Academy Capital Management, Inc.

                               Academy Value Fund

Average Annual Total Return
Period Ended August 31, 1998
1 Year..................... -24.16%
Since Inception (12/9/94)..  12.03%

3/31/95  10,360   11,148
6/30/95  11,190   12,193
9/30/95  11,680   13,397
12/31/95 10,603   13,687
3/31/96  11,171   14,386
6/30/96  11,587   15,105
9/30/96  11,689   15,156
12/31/96 12,145   15,945
3/31/97  12,683   15,120
6/30/97  13,921   17,571
9/30/97  15,281   20,186
12/31/97 14,513   19,511
3/31/98  14,949   21,473
6/30/98  13,451   20,472
8/31/98  11,203   15,161

Past performance is not predictive of future performance.

      The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $592.0 million; the median market capitalization was approximately $500.0 million. The largest company in the index had an approximate market capitalization of $1,402.7 million.

                               Academy Value Fund

SCHEDULE OF INVESTMENTS at August 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 77.2%                                                             Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Apparel Manufacturer: 2.0%
       2,300         Tommy Hilfiger Corp.*...................................................            $ 107,525
                                                                                                         ---------

                     Chemicals: 4.6%
       4,550         Great Lakes Chemicals Corp..............................................              178,019
       3,482         Millenium Chemicals, Inc................................................               75,298
                                                                                                            ------
                                                                                                           253,317
                                                                                                           -------
                     Computers and Information Processing: 7.2%
      28,300         Bell Microproducts, Inc.*...............................................              159,188
      26,144         Silicon Graphics, Inc.*.................................................              236,930
                                                                                                           -------
                                                                                                           396,118
                                                                                                           -------
                     Conglomerate: 1.9%
       4,193         Hanson Trust - PLC, ADR.................................................              103,253
                                                                                                           -------

                     Consumer Services: 3.0%
       8,700         Franklin Covey Company*.................................................              163,125
                                                                                                           -------

                     Cosmetic and Personal Care Products: 1.8%
       2,816         Block Drug Company, Inc., Class A.......................................               95,744
                                                                                                            ------

                     Electronic Security Devices: 3.1%
      22,000         Ultrak, Inc.*...........................................................              171,875
                                                                                                           -------

                     Environmental Services: 4.0%
      20,141         Fluor Daniel/GTI, Inc.*.................................................              115,811
      36,000         Gundle/SLT Environmental, Inc.*.........................................              105,750
                                                                                                           -------
                                                                                                           221,561
                                                                                                           -------
                     Financial Services: 6.3%
      19,000         London Pacific Group, Ltd., ADR.........................................              216,125
     117,300         National Auto Credit, Inc.*.............................................              131,962
                                                                                                           -------
                                                                                                           348,087
                                                                                                           -------
                     Health Care Providers: 2.4%
      18,000         NovaCare, Inc.*.........................................................              131,625
                                                                                                           -------
See accompanying Notes to Financial Statements.

                               Academy Value Fund

SCHEDULE OF INVESTMENTS at August 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Human Resources: 1.8%
      16,550         Olsten Corp.............................................................             $ 97,231
                                                                                                          --------

                     Industrial Products: 2.7%
       8,900         Watts Industries, Inc., Class A.........................................              148,519
                                                                                                           -------

                     Insurance: 3.6%
       7,506         AmerUs Life Holdings, Inc...............................................              199,847
                                                                                                           -------

                     Medical Products: 9.4%
      16,900         IDEXX Laboratories, Inc.*...............................................              295,750
      13,000         Vital Signs, Inc........................................................              220,188
                                                                                                           -------
                                                                                                           515,938
                                                                                                           -------
                     Pharmaceuticals: 1.3%
      77,250         Huntingdon Life Sciences Group - PLC, ADR*..............................               72,422
                                                                                                            ------

                     Restaurants: 6.7%
      22,550         Lone Star Steakhouse & Saloon, Inc.*....................................              191,675
      11,350         Luby's Cafeterias, Inc..................................................              173,087
                                                                                                           -------
                                                                                                           364,762
                                                                                                           -------
                     Retailers - Broadline: 2.5%
       4,700         Dillard's, Inc., Class A................................................              135,712
                                                                                                           -------

                     Telephone Systems: 2.5%
       3,900         Telefonos de Mexico SA, ADR.............................................              139,181
                                                                                                           -------

                     Tobacco: 9.1%
       5,400         Philip Morris Companies, Inc............................................              224,438
      10,450         UST, Inc................................................................              273,006
                                                                                                           -------
                                                                                                           497,444
                                                                                                           -------
                     Transportation: 1.3%
       8,200         Laidlaw, Inc............................................................               70,725
                                                                                                            ------

                     Total Common Stocks (cost $5,653,464)...................................            4,234,011
                                                                                                         ---------
See accompanying Notes to Financial Statements.

                               Academy Value Fund

SCHEDULE OF INVESTMENTS at August 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Market Value
Principal Amount     U.S. GOVERNMENT AND GOVERNMENT OBLIGATIONS: 4.6%
------------------------------------------------------------------------------------------------------------------------------------
   $ 250,000         FHLB, 5.58%, 8/17/2001 (cost $252,024)..................................            $ 253,047
                                                                                                        ---------

                     REPURCHASE AGREEMENT: 22.8%
------------------------------------------------------------------------------------------------------------------------------------
   1,250,000         Star Bank Repurchase Agreement, 4.90%, dated 8/31/1998,
                     due 9/1/1998, collateralized by $1,250,000 GNMA 5.50%,
                     due 3/20/2022 (proceeds $1,250,170) (cost $1,250,000)...................            1,250,000
                                                                                                         ---------

                     Total Investments in Securities (cost $7,155,488+): 104.6% .............            5,737,058
                     Liabilities in excess of Other Assets: (4.6)%...........................             (250,338)
                                                                                                          --------
                     Total Net Assets: 100.0% ...............................................          $ 5,486,720
                                                                                                       ===========

*Non-income producing security.

+ At August 31, 1998,  the cost of  securities  for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................            $ 212,777
                     Gross unrealized depreciation...........................................           (1,631,207)
                                                                                                        ----------
                           Net unrealized depreciation.......................................          $(1,418,430)
                                                                                                       ===========


See accompanying Notes to Financial Statements.

                               Academy Value Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost $5,905,488) .................................          $ 4,487,058
      Repurchase agreement (cost $1,250,000).................................................            1,250,000
      Cash...................................................................................                  713
      Receivables:
            Due from Advisor.................................................................                1,973
            Securities sold..................................................................               18,026
            Dividends and interest ..........................................................                9,441
      Prepaid expenses and other assets......................................................                1,997
                                                                                                             -----
                  Total assets ..............................................................            5,769,208
                                                                                                         ---------

LIABILITIES
      Payables:
            Administration fee...............................................................                2,546
            Securities purchased.............................................................              252,458
            Fund shares sold.................................................................                5,000
      Accrued audit fee......................................................................               15,452
      Accrued expenses ......................................................................                7,032
                                                                                                             -----
                  Total liabilities..........................................................              282,488
                                                                                                           -------

NET ASSETS                                                                                             $ 5,486,720
                                                                                                       ===========

Net asset value, offering and redemption price per share
      ($5,486,720/547,419 shares outstanding;
      unlimited number of shares authorized without par value) ..............................               $10.02
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital........................................................................          $ 6,257,467
      Undistributed net investment income....................................................               14,357
      Undistributed net realized gain on investments.........................................              633,326
      Net unrealized depreciation on investments.............................................           (1,418,430)
                                                                                                        ----------
                  Net assets ................................................................          $ 5,486,720
                                                                                                       ===========





See accompanying Notes to Financial Statements.

                               Academy Value Fund

STATEMENT OF OPERATIONS - For the Year Ended August 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
      Income
            Dividends........................................................................            $ 114,022
            Interest.........................................................................               29,145
                                                                                                            ------
                  Total income...............................................................              143,167
                                                                                                           -------

      Expenses
            Advisory fees....................................................................               66,690
            Administration fee...............................................................               30,000
            Distribution fees................................................................               16,673
            Audit fees.......................................................................               19,352
            Registration fees................................................................                7,106
            Fund accounting fees.............................................................               13,990
            Transfer agent fees..............................................................               13,637
            Custody fees.....................................................................                7,200
            Legal fees.......................................................................                3,528
            Reports to shareholders..........................................................                5,314
            Trustee fees.....................................................................                4,103
            Miscellaneous....................................................................                3,811
            Insurance........................................................................                  358
                                                                                                               ---
                  Total expenses.............................................................              191,762
                  Less: expenses reimbursed..................................................              (70,644)
                                                                                                           -------
                  Net expenses...............................................................              121,118
                                                                                                           -------
                        Net investment income ...............................................               22,049
                                                                                                            ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
            Net realized gain from security transactions.....................................              638,066
            Net change in unrealized depreciation on investments.............................           (2,370,964)
                                                                                                        ----------
                  Net realized and unrealized loss on investments............................           (1,732,898)
                                                                                                        ----------
                        Net decrease in net assets resulting from operations ................          $(1,710,849)
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                               Academy Value Fund

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year                Year
                                                                                      Ended               Ended
                                                                                 August 31, 1998     August 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment income (loss)...................................................    $ 22,049          $ (12,409)
   Net realized gain from security transactions...................................     638,066            621,063
   Net change in unrealized (depreciation) appreciation on investments............  (2,370,964)           691,891
                                                                                    ----------            -------
     Net (decrease) increase in net assets resulting from operations .............  (1,710,849)         1,300,545
                                                                                    ----------          ---------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from security transactions...................................    (601,385)            -0-
                                                                                      --------              -

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change in outstanding shares (a)...   1,530,157            306,917
                                                                                     ---------            -------
     Total (decrease) increase in net assets .....................................    (782,077)         1,607,462

NET ASSETS
   Beginning of period............................................................   6,268,797          4,661,335
                                                                                     ---------          ---------
End of period ....................................................................  $5,486,720         $6,268,797
                                                                                    ==========         ==========

(a) A summary of capital shares transactions is as follows:
                                                                   Year                            Year
                                                                   Ended                           Ended
                                                              August 31, 1998                 August 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

                                                          Shares           Value          Shares          Value
------------------------------------------------------------------------------------------------------------------------------------
      Shares sold....................................     137,272       $1,811,156         84,279      $1,109,926
      Shares issued in reinvestment of distribution..      47,353          601,385           -0-           -0-
      Shares redeemed................................     (67,785)        (882,384)       (63,999)       (803,009)
                                                          -------         --------        -------        --------
      Net increase...................................     116,840       $1,530,157         20,280       $ 306,917
                                                          =======       ==========         ======       =========

See accompanying Notes to Financial Statements.

                               Academy Value Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year Ended August 31,           December 9, 1994*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       through
                                                            1998           1997          1996      August 31,1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period...................    $14.56         $11.36        $11.60         $10.00
                                                           ------         ------        ------         ------
Income from investment operations:
      Net investment income (loss).....................      0.04          (0.03)         0.01           0.03
      Net realized and unrealized (loss) gain
        on investments.................................     (3.28)          3.23         (0.10)          1.57
                                                            -----           ----         -----           ----
Total from investment operations.......................     (3.24)          3.20         (0.09)          1.60
                                                            -----           ----         -----           ----
Less distributions:
      From net investment income.......................      0.00           0.00         (0.03)          0.00
      From net capital gains...........................     (1.30)          0.00         (0.12)          0.00
                                                            -----           ----         -----           ----
Total distributions....................................     (1.30)          0.00         (0.15)          0.00
                                                            -----           ----         -----           ----
Net asset value, end of period.........................    $10.02         $14.56        $11.36         $11.60
                                                           ======         ======        ======         ======

Total return...........................................    (24.16)%        28.17%        (0.64)%        22.68%+

Ratios/supplemental data:
Net assets, end of period (millions)...................     $ 5.5          $ 6.3         $ 4.7          $ 3.2

Ratio of expenses to average net assets:
      Before expense reimbursement and waived fee......      2.88%          3.42%         3.39%          5.20%+
      After expense reimbursement and waived fee.......      1.82%          2.00%         2.00%          2.00%+

Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement and waived fee......     (0.73)%        (1.67)%       (1.20)%        (2.62)%+
      After expense reimbursement and waived fee.......      0.33%         (0.24)%        0.18%          0.64%+

Portfolio turnover rate................................     39.56%         49.72%        27.71%         13.26%



*Commencement of operations.

+Annualized.




See accompanying Notes to Financial Statements.

                               Academy Value Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 1998
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Academy Value Fund (the "Fund") is a series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on December 9, 1994. The investment objective of the Fund is growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND RELATED PARTY TRANSACTIONS

      For the year ended August 31, 1998, Academy Capital Management, Inc. (the "Adviser") provided the Fund with investment management services under an Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities and most of the personnel needed by the Fund. As compensation for its services, the Adviser was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended August 31, 1998, the Fund incurred $66,690 in Advisory fees.

                               Academy Value Fund

      The Fund is responsible for its own operating expenses. The Adviser has agreed to reduce its fees to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.00% of average daily net assets. Effective August 31, 1998, the Adviser agreed to amend the expense reimbursement agreement to limit the period within which the Adviser may recoup the amount below from the Fund to no later than August 31, 2001, and subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. In addition, the possible recoupment period of any expense reimbursements in each year subsequent to 1998 will be limited to three years from the year of the reimbursement, and subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. For the year ended August 31, 1998, the Adviser reimbursed the Fund in the amount of $70,644. As of August 31, 1998, the cumulative expense reimbursement and waiver from the Adviser to the Fund are $139,391 and $104,863, respectively.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million      $30,000
      $15 to $50 million     0.20% of average  daily net assets
      $50 to $100 million    0.15% of average  daily net assets
      $100 to $150  million  0.10% of average  daily net assets
      Over $150 million      0.05% of average daily net assets

      For the year ended August 31, 1998, the Fund incurred $30,000 in Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION PLAN

      The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Adviser as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Adviser as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. During the year ended August 31, 1998, the Fund paid fees of $16,673 to the Adviser.

                               Academy Value Fund

NOTE 5 -  PURCHASES  AND  SALES OF SECURITIES

      For the year ended August 31, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $3,073,660 and $2,357,968, respectively.
      For the year ended August 31, 1998, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency Obligations, excluding short-term securities were $252,031 and $0, respectively.

NOTE 6 - REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

      If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
      The Academy Value Fund and
Board of Trustees of
      Professionally Managed Portfolios

      We have audited the accompanying statement of assets and liabilities of Academy Value Fund (the "Fund"), (one of the portfolios constituting Professionally Managed Portfolios), including the schedule of investments, as of August 31, 1998, and the related statements of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period December 9, 1994 through August 31, 1995 were audited by other auditors whose report dated October 10, 1995, expressed an unqualified opinion on those financial highlights.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the 1998 and 1997 financial statements and the 1996, 1997 and 1998 financial highlights referred to above present fairly, in all material respects, the financial position of Academy Value Fund as of August 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                            ERNST & YOUNG LLP


Los Angeles, California
September 30, 1998

                                     Adviser
                        Academy Capital Management, Inc.
                          500 North Valley Mills Drive
                                    Suite 208
                                Waco, Texas 76710
                                 (817) 751-0555

                                   Distributor
                          First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                              Independent Auditors
                                Ernst & Young LLP
                             515 South Flower Street
                          Los Angeles, California 90071

                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


  This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

  Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.